UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2011

Dewmar International BMC, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-164392	27-10000407
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

420 Nellis Blvd, Ste 131, Las Vegas, NV	89110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (602) 460-6520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .    Written communications pursuant to Rule 425 under the Securities Act

     .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2011, Dewmar International BMC, Inc. (“Dewmar”) entered into an exchange agreement to purchase 80% of the outstanding shares of DSD Network of America, Inc.(“DSD”) in exchange for 40,000,000 common shares of Dewmar stock.  At the closing of the Exchange Agreement (which is contingent upon a 80% reconfirmation vote under Rule 419), DSD will become a wholly-owned subsidiary of the Company and the Company will acquire the business and operations of DSD. The Exchange Agreement contains customary representations, warranties, and conditions.

Exhibits

No.	Exhibits
---	--------
2	Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated

DEWMAR INTERNATIONAL BMC, INC.

By: /s/ Stephen Schramka

      Stephen Schramka, President and

       Chief Executive Officer

EXHIBIT INDEX

No.	Exhibits
---	--------
2	Exchange Agreement

3